Trenwick America Corporation
                                                                    Exhibit 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                  )       CHAPTER 11
                                        )
TRENWICK AMERICA                        )
CORPORATION,                            )       Case No. 03-12635 (MFW)
                                        )
               Debtor.                  )
                                        )
________________________________________)

           NOTICE OF OCCURRENCE OF EFFECTIVE DATE AND DEADLINE FOR THE
                  FILING OF CLAIMS FOR ADMINISTRATIVE EXPENSES

            PLEASE TAKE NOTICE that, commencing on August 20, 2003 (the "Petition Date"), Trenwick America Corporation (the "Debtor") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Court").

            PLEASE TAKE FURTHER NOTICE that, pursuant to an order of the Court, dated October 27, 2004 (the "Confirmation Order"), the Court confirmed the Second Amended Plan of Reorganization, dated October 26, 2004 (the "Plan"). Capitalized terms used, but not defined, in this notice shall have the meanings given to them in the Plan.

            PLEASE TAKE FURTHER NOTICE that, the Effective Date occurred on August 15, 2005 (the "Effective Date").

            PLEASE TAKE FURTHER NOTICE that, in accordance with Sections 4.01 and 11.04 of the Plan and Paragraph 70 of the Confirmation Order, except as provided in Section 11.04(b) of the Plan for Administrative Claims of Professionals requesting compensation or reimbursement of expenses and in
Section 4.01 for liabilities incurred by the Debtor in the ordinary course of its business, requests for payment of Administrative Claims must be filed with the Bankruptcy Court by no later than 5:00 p.m. (Eastern Time) on September 29, 2005. An "Administrative Claim" is defined in the Plan as any right to payment constituting a cost or expense of administration of the Debtor's Chapter 11 Case of a kind specified under section 503(b) of the Bankruptcy Code and entitled to priority under sections 507(a)(1) and 507(b) of the Bankruptcy Code, including, without limitation, any actual and necessary costs and expenses of preserving the Estate, any actual and necessary costs and expenses of operating the Debtor's business, any indebtedness or obligations incurred or assumed by the Debtor in connection with the conduct of its business, including, without limitation, for the acquisition or lease of property or an interest in property or the rendering of services, all compensation and reimbursement of expenses to the extent awarded by the Bankruptcy Court under sections 330, 331 or 503 of the Bankruptcy Code, and any fees or charges assessed against the Estate under section 1930 of chapter 123 of title 28 of the United States Code.


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

            PLEASE TAKE FURTHER NOTICE that, in accordance with Sections 4.01 and 11.04 of the Plan and Paragraph 71 of the Confirmation Order, all Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Effective Date (including compensation requested by any Professional or other entity for making a substantial contribution in the Chapter 11 Case) ("Professionals' Fees") shall file an application with the Bankruptcy Court for final allowance of compensation and reimbursement of expenses by no later than 5:00 p.m. (Eastern
Time) on September 29, 2005.

            PLEASE TAKE FURTHER NOTICE that, in accordance with Sections 4.01 and 11.04(c) of the Plan, holders of Administrative Claims based on liabilities incurred by the Debtor in the ordinary course of business shall not be required to file any request for payment of such Claims. Such Administrative Claims shall be assumed and paid by the Debtor or Trenwick America LLC pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claim, without any further action by the holders of such Claims or the Bankruptcy Court.

            PLEASE TAKE FURTHER NOTICE that, each request for payment of an Administrative Claim or Professionals' Fees (which request shall specify all relevant details and be accompanied by all relevant documentation in support of such request) must be filed with the Bankruptcy Court and served by delivering one original of such form so that it is received on or before 5:00 p.m. (Eastern
Time) on September 29, 2005 by the following: (1) Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Martin J. Bienenstock, Esq., (2) Weil, Gotshal & Manges LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201, Attention: Martin A. Sosland, Esq. and Stephen A. Youngman, Esq.;
(3) The Bayard Firm, 222 Delaware Avenue, Suite 900, Wilmington, Delaware 19801,
Attention: Neil B. Glassman, Esq. and Charlene D. Davis, Esq.; and (4) The Office of the United States Trustee, 844 King Street, Room 2207, Lockbox #35, Wilmington, Delaware 19899-0035, Attention: Joseph McMahon, Jr.

            PLEASE TAKE FURTHER NOTICE that, in accordance with Sections 4.01 and 11.04 of the Plan and Paragraph 71 of the Confirmation Order, objections to applications for Professionals' Fees must be filed with the Bankruptcy Court by no later than 5:00 p.m. (Eastern Time) on November 14, 2005.

            PLEASE TAKE FURTHER NOTICE that, any holder of an Administrative Claim who is required to file a request for payment of such claim or any Professional or other entity who is required to file a request for payment of Professionals' Fees and fails to do so on or before 5:00 p.m. (Eastern Time) on September 29, 2005, on account of any Administrative Claim or claim for Professionals' Fees that such person holds or wishes to assert against the Debtor, such holder of an Administrative Claim or claim for Professionals' Fees shall be forever barred, estopped and enjoined from asserting such Administrative Claim or claim for Professionals' Fees (or filing a request for payment or proof of claim with respect thereto), and the Debtor, Trenwick America LLC and their property shall be forever discharged from any and all indebtedness or liability with respect to such Administrative Claim or claim for Professionals' Fees, and such holder shall not be entitled to receive any distribution in the Chapter 11 Case on account of such Administrative Claim or claim for Professionals' Fees.


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.5

            PLEASE TAKE FURTHER NOTICE that, if your claim arose prior to the Petition Date, such claim is not an Administrative Claim and therefore you should not file a request for payment of such claim in connection with the Administrative Expense Bar Date.

            PLEASE TAKE FURTHER NOTICE that, in conjunction with the Effective Date, Trenwick America LLC and/or the Trenwick America Litigation Trust, as appropriate, will make distributions on Allowed Secured Claims, Allowed Priority Claims, the Allowed LoC Bank Group Claim, the Allowed Senior Notes Claim, the Allowed InsCorp Claim, the Allowed CI Notes Claim, Allowed General Unsecured Claims, Allowed Convenience Claims, the Allowed Trust Preferred Claim and Allowed Intercompany Claims as soon as reasonably practicable.

            PLEASE TAKE FURTHER NOTICE that, in accordance with Sections 4.04, 5.04, 5.05 and 5.09 of the Plan, the Indenture Trustees shall retain all charging liens on distributions under the Plan until receipt of payment in Cash of the Indenture Trustees' fees and expenses, including the fees and disbursements of counsel as determined pursuant to the procedures outlined in
Section 4.04 of the Plan with regard to the determination of the reasonableness of the amount of such fees and expenses. Notwithstanding the foregoing, to the extent any Indenture Trustee provides services related to distributions pursuant to the Plan, each Indenture Trustee shall be entitled to receive from Trenwick America LLC, without further Court approval, reasonable compensation for such services and reimbursement of reasonable expenses incurred in connection with such services, with such payment made on terms as agreed to between such Indenture Trustee and Trenwick America LLC; provided, however, that if a dispute arises with respect to such compensation and expenses, such dispute will be resolved by the Bankruptcy Court.

            PLEASE TAKE FURTHER NOTICE THAT, THE RECORD DATE FOR DETERMINING THE HOLDERS OF ALLOWED CLAIMS ENTITLED TO RECEIVE DISTRIBUTIONS UNDER THE PLAN WILL BE AUGUST 15, 2005. Any claim transfer that is not docketed by the Court on or before August 15, 2005 will not be recognized for purposes of making distributions under the Plan.


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

                                                    Trenwick America Corporation
                                                                    Exhibit 99.5

Dated: August 22, 2005

                                        THE BAYARD FIRM


                                     By:_____________________________________
                                        Neil B. Glassman (No. 2087)
                                        Charlene D. Davis (No. 2336)
                                        222 Delaware Avenue, Suite 900
                                        Wilmington, DE 19801
                                        Telephone: (302) 655-5000
                                        Facsimile: (302) 658-6395

                                                   - and -

                                        Martin J. Bienenstock, Esquire
                                        WEIL, GOTSHAL & MANGES LLP
                                        767 Fifth Avenue
                                        New York, NY 10153
                                        Telephone: (212) 310-8000

                                                   - and -

                                        Martin A. Sosland, Esquire
                                        Stephen A. Youngman, Esquire
                                        WEIL, GOTSHAL & MANGES LLP
                                        200 Crescent Court, Suite 300
                                        Dallas, TX 75201
                                        Telephone: (214) 746-7700

                                        Attorneys for Trenwick America LLC,
                                        as successor to the Plan Proponents


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